First Quarter 2024 Results May 2, 2024

5/2/2024©2024 InterDigital, Inc. All Rights Reserved. 2 Disclaimers Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 21E of the Exchange Act. Such statements include information regarding our current beliefs, plans and expectations, including, without limitation, the matters set forth below. Words such as "believe," “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “forecast,” "goal," "could," "would," "should," "if," "may," "might," "future," "target," "trend," "seek to," "will continue," "predict," "likely," "in the event," variations of any such words or similar expressions contained herein are intended to identify such forward-looking statements. Forward-looking statements are made on the basis of management’s current views and assumptions and are not guarantees of future performance. Although the forward-looking statements in this presentation reflect the good faith judgment of our management, such statements can only be based on facts and factors currently known by us. Consequently, forward-looking statements concerning our business, results of operations and financial condition are inherently subject to risks and uncertainties. We caution readers that actual results and outcomes could differ materially from those expressed in or anticipated by such forward-looking statements due to a variety of factors, including: (i) unanticipated delays, difficulties or accelerations in the execution of patent license agreements; (ii) the resolution of current legal proceedings, including any awards or judgments relating to such proceedings, additional or related legal proceedings, including appeals, changes in the schedules or costs associated with such proceedings or adverse rulings; (iii) our ability to leverage our strategic relationships and secure new patent license agreements on acceptable terms; (iv) our ability to enter into sales and/or licensing partnering arrangements for certain of our patent assets; (v) our ability to expand our revenue opportunities by entering into licensing arrangements with video streaming and other cloud-based service providers; (vi) our ability to enter into partnerships with leading inventors and research organizations and identify and acquire technology and patent portfolios that align with our roadmap; (vii) our ability to commercialize our technologies and enter into customer agreements; (viii) the failure of the markets for our current or new technologies to materialize to the extent or at the rate that we expect; (ix) our continued ability to develop new technologies and secure new patents, including the risk of unexpected delays or difficulties related to the development of our technologies; (x) risks associated with our capital allocation strategies, including risks associated with our planned dividend payments and share repurchases; (xi) changes in our interpretations of, and assumptions and calculations with respect to the impact on us of, the 2017 Tax Cuts and Jobs Act, as well as further guidance that may be issued regarding such act; (xii) risks related to the potential impact of new accounting standards on our financial position, results of operations or cash flows; (xiii) failure to accurately forecast the impact of our restructuring activities on our financial statements and our business; (xiv) the timing and impact of potential administrative and legislative matters; (xv) changes or inaccuracies in market projections; (xvi) our ability to obtain liquidity though debt and equity financings; (xvii) the potential effects that macroeconomic uncertainty could have on our financial position, results of operations and cash flows; (xviii) impacts from acts of terrorism, war or political or civil unrest, or any responses thereto, in the United States or elsewhere; (xix) changes in our business strategy; (xx) changes or inaccuracies in our expectations with respect to royalty payments by our customers and (xxi) risks related to our assumptions and application of relevant accounting standards, including with respect to revenue recognition. You should carefully consider these factors as well as the risks and uncertainties outlined in greater detail in Part I, Item 1A, of our Form 10-K before making any investment decision with respect to our common stock. These factors, individually or in the aggregate, may cause our actual results to differ materially from our expected and historical results. You should understand that it is not possible to predict or identify all such factors. In addition, you should not place undue reliance on the forward-looking statements contained herein, which are made only as of the date of this presentation. We undertake no obligation to revise or update publicly any forward-looking statement for any reason, except as otherwise required by law. Industry Data This presentation contains statistical data, estimates, and forecasts that are based on independent industry publications or other publicly available information, as well as other information based on our internal sources. While we believe the industry and market data included in this presentation are reliable and are based on reasonable assumptions, these data involve many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data contained in these industry publications and other publicly available information. Non-GAAP Financial Measures This presentation includes certain non-GAAP measures not based on generally accepted accounting principles. These non-GAAP measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP measures used by us may differ from the non-GAAP measures used by other companies. For more information and for reconciliations between GAAP and these non-GAAP measures, see the appendix to this presentation.

Q1’24 Highlights

Recent Business Highlights

Q1 Financial Highlights

- ✓ Revenue of $263.5 million above high end of guidance
- ✓ CE, IoT/Auto revenue a record high at $182.5 million
- ✓ Adjusted EBITDA[a] of $130.4 million at high end of guidance
- ✓ Non-GAAP EPS[a] of $3.58 at high end of guidance
- ✓ Return of capital of $39.2 million
- ✓ Reaffirmed FY 2024 guidance

Other Business Highlights

- ✓ New landmark CE agreement with Samsung
- ✓ Completed seven license agreements, increased cumulative value to almost $2.7B over the last three years
- ✓ Awarded an injunction against Lenovo by a German court
- ✓ Received positive decisions against Oppo from courts in Germany and India
- ✓ InterDigital engineer elected to head the AI and machine learning standing committee of the IEEE
- ✓ Top 25 company globally in patent applications at the European Patent Office
- ✓ Showcased groundbreaking innovations at MWC

a Non-GAAP Measure / Please see appendix for GAAP to Non-GAAP reconciliations

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5/2/2024©2024 InterDigital, Inc. All Rights Reserved. 5 Q1’24 Results aNon-GAAP Measure / Please see appendix for GAAP to Non-GAAP reconciliations Revenue +30% Adj. EBITDAa <16%> Non-GAAP EPSa <15%> $202M $264M $0 $50 $100 $150 $200 $250 $300 Q1'23 Q1'24 $155M $130M $0 $50 $100 $150 $200 $250 $300 Q1'23 Q1'24 $4.21 $3.58 $0 $1 $2 $3 $4 $5 Q1'23 Q1'24

5/2/2024©2024 InterDigital, Inc. All Rights Reserved. 6 Q1’24 Revenue By Program $186M $80M 0 20 40 60 80 100 120 140 160 180 200 Q1'23 Q1'24 Recurring Catch Up $16M $183M 0 20 40 60 80 100 120 140 160 180 200 Q1'23 Q1'24 Recurring Catch Up Smartphone <57%> CE, IoT/Auto +1,035%

5/2/2024©2024 InterDigital, Inc. All Rights Reserved. 7 Financial Results vs. Outlook Q1’24 Outlook Q1’24 Results Revenue $245M - $255M $263.5M Adjusted EBITDAa $116M - $131M $130.4M Diluted EPS $2.40 - $2.95 $2.88 Non-GAAP EPSa $3.02 - $3.58 $3.58 a Non-GAAP Measure / Please see appendix for GAAP to Non-GAAP reconciliations.

FY24 Q2 and Annual Guidance

5/2/2024©2024 InterDigital, Inc. All Rights Reserved. 9 Company Reaffirms Full Year 2024 Guidance As of May 2, 2024 Q2’24 Outlook FY24 Outlook Revenue $93M - $97M $620M - $670M Adjusted EBITDAa $35.5M - $38.0M $310M - $345M Diluted EPS $0.20 - $0.30 $4.95 - $6.15 Non-GAAP EPSa $0.70 - $0.80 $7.45 - $8.76 (a) Non-GAAP Measure / Please see appendix for GAAP to Non-GAAP reconciliations The table above presents guidance of the Company's current outlook for second quarter and full year 2024. The outlook for second quarter 2024 is based on existing licenses only, and any new agreements that might be reached over the balance of the second quarter would be additive. The outlook for full year 2024 includes both existing licenses and the potential for new agreements over the balance of the year.

Bank of America Global Tech Conference San Francisco William Blair Growth Stock Conference Chicago Annual Shareholder Meeting Virtual IDEAS Investor Conference New York City Roth 10th Annual London Conference London Upcoming Events 5/2/2024©2024 InterDigital, Inc. All Rights Reserved. 10 06/04 06/04 06/05 06/12 06/26-27

Background on InterDigital As of May 2, 2024

Why IDCC?

Large Market Opportunity
$650M+ recurring revenue target in device markets. Expanding into greenfield of video streaming and cloud services opportunities

Deep Industry Expertise
Five decades of pioneering wireless and video innovation. Highest concentration of inventors

Differentiated Patent Portfolio
One of the strongest and highest quality patent portfolios in the world with > 30,000 patents across wireless, video and AI

Licensing Momentum
Experienced leadership team with long industry track record. Almost $2.7B of new contracts completed in past 3 years

Strong Financial Performance
Double-digit revenue growth, exceptional margins, robust return of capital

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InterDigital Business Model

We are a foundational R&D company. We share our innovation through standard process and monetize our technology through IP licensing.



Patent Portfolio
Licensing
Research & Innovation
$
Product Implementer
Standard Development
Technology Sharing

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Over Five Decades of Wireless & Video Innovation

Pioneering research integral to the evolution of **cellular wireless and video innovation** since 1972

We **reinvest ~half our recurring revenue** into research and portfolio development



~Over half of our employees **are engineers**

Of our engineers…

~90% hold **advanced degrees**

~90% are **inventors**

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Management Team of Industry Veterans Liren Chen President & CEO Previously SVP, Global Head of IP; Qualcomm Inc. Richard Brezski EVP, CFO More than 20 years at InterDigital, CFO since 2012 Eeva Hakoranta EVP, CLO Previously SVP, Head of IP and Litigation & GC; Nokia Technologies Rajesh Pankaj EVP, CTO Previously SVP & Head of Corporate R&D; Qualcomm Inc. 5/2/2024©2024 InterDigital, Inc. All Rights Reserved. 15

>100 Leadership Positions in Wireless & Video Standards

Cellular & WiFi Standards

3GPP



RAN2
Chair



CT
Vice Chair

ETSI



ETSI Board
Member
ISAC ISG Chair



RIS ISG
Chair



PDL
Vice Chair



SAI
Vice Chair

atis NEXT G ALLIANCE



Steering Committee
Board Member

IEEE



SA Board of
Governers
Policy &
Procedures
C/SAB Chair



AIML Standing
Committee
Chair

IETF



Internet WG
Vice Chair

Video Standards

ITU MPEG JVT



NNVC
Co-Chair
NNVC
SW Chair



Beyond VVC
Co-chair of
Two AHG



Beyond VVC
Co-chair of
Two AHG

MPEG



AI AHG
Co-chair
AI-PCC Chair



Haptic AHG
Chair

DVB



Steering Board
Member

ITU



TSAG Vice
Chair

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5/2/2024©2024 InterDigital, Inc. All Rights Reserved. 17 Recognized Global Innovation Leader For the third year in a row, LexisNexis recognized InterDigital amongst the World’s 100 Most Innovative Businesses. Innovation Momentum 2024: The Global Top 100, “represents the world’s leading patent owners with the highest innovation momentum.”

5/2/2024©2024 InterDigital, Inc. All Rights Reserved. 18 Recognized Global Innovation Leader InterDigital was among the top 25 patent filers with the European Patent Office (EPO) in 2023 Innovation momentum drove 40% YoY increase in patent filings with the EPO *Boxes present the proportion of direct European applications vs international (PCT) applications that entered the European phase.

Increasingly Diverse Patent Portfolio

Our patent portfolio **grew >60%** between 2017 & 2023 with the **addition of video & DTV** related technologies and continuing growth of wireless assets


2017
~19,000 Assets
2023
>30,000 Assets
Wireless
Video
Implementation
DTV
Broadcast & Home Network

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Average Competitive Impact InterDigital Ranks Among the Highest in Patent Quality for 5G and Video Codec Patents1 5/2/2024©2024 InterDigital, Inc. All Rights Reserved. 20 0 4 8 12 InterDigital Company #1 Company #2 Company #3 Company #4 Company #5 Company #6 Company #7 Company #8 Company #9 0 2 4 6 8 Company # 9 Company # 8 Company # 7 Company # 6 Company # 5 Company # 4 InterDigital Company # 2 Company #1 Video Codec Patent Holders 5G Patent Holders 1 LexisNexis PatentSight Feb 2024

Our Licensing Principles 5/2/2024©2024 InterDigital, Inc. All Rights Reserved. 21 Well-established licensing programs rooted in transparency and fair practices Vast majority of agreements reached through bilateral negotiations Patents repeatedly found to be valid, essential to standards and infringed Past enforcement actions resulted in license agreements

Target: $650M ARR; 60% Adj EBITDA Margin

+ Additional opportunity from Streaming and Cloud Services

MARKETS

SMARTPHONES	CE, IoT/AUTO	STREAMING & CLOUD SERVICES
$500M Revenue Per Year[a]	**$150M+** Revenue Per Year[a]	Greenfield Opportunity **~$500 Billion TAM**[b]

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PORTFOLIO

>30,000 PATENT ASSETS

RESEARCH

- WIRELESS RESEARCH: CELLULAR & WI-FI
- VIDEO RESEARCH
- ARTIFICIAL INTELLIGENCE

[a] Annual recurring revenue target / [b] OMDIA

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Recent Progress Toward our Target Over 35 licenses signed in past 3 years driving almost $2.7B of contract value 5/2/2024©2024 InterDigital, Inc. All Rights Reserved. 23 2021 a Currently in binding arbitration to set license rate 2024 #1 Chinese Smartphone vendor 2022 2023 Top-10 TV vendor Largest license in company history Major CE/IoT License 80% of connected car market under license Court wins result in cellular and HEVC licenses #1 Television vendor Licensee since 1995a

$352M $353M $467M $264M (Q1 actual) $40M $24M $68M $104M $81M $0 $100 $200 $300 $400 $500 $600 $700 $800 2019 2020 2021 2022 2023 2024 Guidance Smartphone CE, IoT/Auto Other Revenue Growth ✓ Double-digit CAGR in both Smartphone and CE, IoT/Auto licensing programs (’19-’23) ✓ 17% growth expected in 2024 at guidance midpoint $267M $323M $359M $425M $458M $550M 5/2/2024©2024 InterDigital, Inc. All Rights Reserved. 24 $319M $645M 15% CAGR

$0M $500M $1,000M $1,500M $2,000M 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Dividends Repurchases $131M $155M $208M $255M $345M 41% 43% 49% 56% 63% 0% 10% 20% 30% 40% 50% 60% 70% $0M $100M $200M $300M $400M $500M Revenue Growth and Opex Leverage Drive Profit, Margins and Robust Return of Capital 5/2/2024 25 $319M $359M $425M $458M $550M 2019 2020 2021 2022 2023 2019 2020 2021 2022 2023 Revenue 15% CAGR $2.32 $2.27 $3.73 $5.08 $9.23 2019 2020 2021 2022 2023 Non-GAAP EPSa 4X growth Adjusted EBITDA > 2.5X growth a Non-GAAP financial measure. Refer to non-GAAP reconciliation in appendix a - - - - - -Adj EBITDA Margina Return of Capital $1.8B cumulative since 2011

Appendix

5/2/2024©2024 InterDigital, Inc. All Rights Reserved. 27 Non-GAAP Reconciliation (In millions) 2019 2020 2021 2022 2023 Q1'24 Q1'23 Q1'24 Q2'24 Full Year 2024 Net income attributable to InterDigital, Inc. 21$ 45$ 55$ 94$ 214$ 82$ 105$ $68 - 83 $5.5 - 8.0 $140 - 175 Net loss attributable to non-controlling interest (6) (7) (13) (2) (3) - (2) - - - Income tax (provision) benefit 11 (7) 15 26 24 19 17 22 1.5 40 - 50 Other income (expense) & interest expense 12 24 14 33 (13) 3 (1) 1 0.5 5 - 15 Depreciation and amortization 77 81 78 79 78 17 20 18 18.0 73 Share-based compensation 8 10 29 22 36 9 8 7 10.0 42 Other operating items 9 9 30 3 10 - 8 - - - Adjusted EBITDA 131$ 155$ 208$ 255$ 345$ 130$ 155$ $116 - 131 $35.5 - 38.0 $310 - 345 Adjusted EBITDA Margin 41% 43% 49% 56% 63% 49% 76% Other Operating Items Restructuring - - 28 3 - - - - - - Other non-cash charges 1 9 - - 3 - 3 - - - Non-Recurring Personnel-Related - - 2 - - - - - - - Net Litigation Fee Reimbursement - - - - 8 - 6 - - - Transaction related costs 8 - - - - - - - - - Total Other Operating Items 9$ 9$ 30$ 3$ 10$ -$ 8$ -$ -$ -$ NOTE: Sums may not equal total due to rounding For The Year Ended December 31, OutlookThree Months Ended,

Non-GAAP Reconciliation

(In millions, except per share data)	Full Year 2019	Full Year 2020	Full Year 2021	Full Year 2022	Full Year 2023	Three months ended, Q1'24	Three months ended, Q1'23	Outlook Q1'24	Outlook Q2'24	Outlook Full Year 2024
Net income attributable to InterDigital, Inc.	**$ 21**	**$ 45**	**$ 55**	**$ 94**	**$ 214**	**$ 82**	**$ 105**	**$68 - 83**	**$5.5 - 8.0**	**$140 - 175**
Share-based compensation	8	10	29	22	36	9	8	7	10.0	42
Acquisition related amortization	41	44	42	42	41	8	10	8	8.0	33
Other operating items	9	9	30	3	10	-	8	-	-	-
Other non-operating items	3	(4)	(11)	13	(14)	1	-	-	(1.0)	-
Related income tax and noncontrolling interest effect of above items	(13)	(12)	(26)	(17)	(17)	(4)	(7)	(3)	(4.0)	(16)
Adjustments to income taxes	4	(21)	(2)	(2)	(16)	(2)	(1)	-	-	-
Non-GAAP net income	**$ 74**	**$ 70**	**$ 117**	**$ 155**	**$ 254**	**$ 95**	**$ 124**	**$80 - 95**	**$18.5 - 21.0**	**$199 - 234**
Weighted average dilutive shares - GAAP	31.8	31.1	31.3	30.5	28.1	28.3	29.4	28.3	27.8	28.3
Less: Dilutive impact of the Convertible Notes	-	-	-	-	0.5	1.9	-	1.8	1.5	1.6
Weighted average dilutive shares - Non-GAAP	31.8	31.1	31.3	30.5	27.6	26.4	29.4	26.5	26.3	26.7
Non-GAAP EPS	$ 2.32	$ 2.27	$ 3.73	$ 5.08	$ 9.23	$ 3.58	$ 4.21	$3.02 - 3.58	$0.70 - 0.80	$7.45 - 8.76
Other Operating Items										
Restructuring	-	-	28	3	-	-	-	-	-	-
Other non-cash charges	1	9	-	-	3	-	3	-	-	-
Non-recurring personnel-related	-	-	2	-	-	-	-	-	-	-
Net litigation fee reimbursement	-	-	-	-	8	-	6	-	-	-
Transaction related costs	8	-	-	-	-	-	-	-	-	-
Total Other Operating Items	**$ 9**	**$ 9**	**$ 30**	**$ 3**	**$ 10**	**$ -**	**$ 8**	**$ -**	**$ -**	**$ -**
Other Non-operating Items										
Fair value changes	3	(4)	(9)	2	(10)	1	-	-	(1)	-
Loss on extinguishment of debt	-	-	-	11	-	-	-	-	-	-
Other non-cash charges	-	-	(2)	-	(4)	-	-	-	-	-
Total Other Non-operating Items	**$ 3**	**$ (4)**	**$ (11)**	**$ 13**	**$ (14)**	**$ 1**	**$ -**	**$ -**	**$ (1)**	**$ -**

NOTE: Sums may not equal total due to rounding

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5/2/2024©2024 InterDigital, Inc. All Rights Reserved. 29 Non-GAAP Financial Measures Adjusted EBITDA and Adjusted EBITDA margin are supplemental non-GAAP financial measures that InterDigital believes provide investors with important insight into the Company's ongoing business performance. InterDigital defines Adjusted EBITDA as net income attributable to InterDigital Inc. plus net loss attributable to non- controlling interest, income tax (provision) benefit, other income (expense) & interest expense, depreciation and amortization, share-based compensation, and other items. Other items include restructuring costs, impairment charges and other non-recurring items. Adjusted EBITDA margin is Adjusted EBITDA over total revenues. These non-GAAP financial measures used by the company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The presentation of these financial measures, which are not prepared under any comprehensive set of accounting rules or principles, is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. A reconciliation of Adjusted EBITDA to the most directly comparable GAAP financial measure is provided above. Non-GAAP net income, Non-GAAP earnings per share (“EPS”), and Non-GAAP weighted-average diluted shares are supplemental non-GAAP financial measures that InterDigital believes provides investors with important insight into the Company's ongoing business performance. InterDigital defines Non-GAAP net income as net income attributable to InterDigital, Inc. plus share-based compensation, acquisition related amortization, depreciation and amortization, restructuring costs, impairment charges and one-time adjustments, losses on extinguishments of long-term debt, the related income tax effect of the preceding items, and adjustments to income taxes. Non-GAAP EPS is defined as Non-GAAP net income divided by Non-GAAP weighted average number of common shares outstanding–diluted, which adjusts the weighted average number of common shares outstanding for the dilutive effect of the Company's convertible notes, offset by our hedging arrangements. InterDigital’s computation of these non-GAAP financial measures might not be comparable to similarly named measures reported by other companies. The presentation of these financial measures, which are not prepared under any comprehensive set of accounting rules or principles, is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. A reconciliation of each of these metrics to its most directly comparable GAAP financial measure is provided above.